Income Taxes (Principal Components Of Our Net Liability Representing Deferred Income Tax Balances) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Intangible assets	$ 178		$ (3,778)
Property, plant and equipment	(661)		(740)
U.S. loss carryforwards and tax credits, net	10,151	[1]	8,974	[1]
Subsidiary income	(764)	[2]	(1,671)	[2]
Stock-based compensation expense	1,142		968
Reserves, accruals and other	1,664		1,292
State deferred tax asset	954		0
Change in warrants fair value	0		877
Valuation allowance	(13,094)		(5,922)
Deferred Tax Assets, Net, Total	$ (430)		$ 0

[1]	The Company had federal net operating loss carryforwards amounting to approximately $7.9 million and $13.3 million at December 31, 2014 and 2013, respectively. The net operating loss carryforward at December 31, 2014 expires in fiscal years 2026 through 2034. Internal Revenue Code Section 382 limits utilization of these losses to approximately $0.8 million per year. It is possible that future changes in ownership could result in changes to the amounts allowed by IRC Section 382. State net operating loss carryforwards amounted to approximately $10.3 million and $2.0 million as of December 31, 2014 and 2013, respectively.
[2]	A deferred tax liability has been recorded for income taxes which may become payable upon distribution of earnings of CTSAS, our French subsidiary. The estimated amount of tax that might be payable with regard to any distribution for foreign subsidiary earnings is reported net of foreign taxes paid, which are creditable against our domestic tax liability. The Company does not permanently reinvest foreign subsidiary earnings. The Company continually evaluates this assertion; if the Company’s foreign business needs change, so may this assertion.